                                                                 EXHIBIT 1.1

                            TIER TECHNOLOGIES, INC.

                             3,000,000 SHARES/1/
                            CLASS B COMMON STOCK
                          (NO PAR VALUE PER SHARE)
                               ______________

                           UNDERWRITING AGREEMENT


                                                 June ___, 1998

Adams, Harkness & Hill, Inc.
NationsBanc Montgomery Securities LLC
 As representatives of the several
 Underwriters named in Schedule I hereto, c/o Adams, Harkness & Hill, Inc.
60 State Street
Boston, Massachusetts 02109

Ladies and Gentlemen:

     Tier Technologies, Inc., a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you and the several Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives") an aggregate of 1,775,000 shares (the "Company Firm Shares") and, at the election of the Underwriters, up to 450,000 additional shares (the "Optional Shares") of Class B Common Stock of the Company, no par value per share ("Common Stock"), and the shareholders listed on Schedule II hereto (the "Selling Shareholders"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,225,000 shares of Common Stock in the amounts set forth opposite each Selling Shareholder's name on
Schedule II (the "Selling Shareholders' Firm Shares," and together with the Company Firm Shares, the "Firm Shares") of Common Stock. The Firm Shares and any Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Shares."

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

     (a) A registration statement on Form S-1 (File No. 333-52065) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement including any pre-effective amendments thereto and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant

-----------------------------
/1/ Includes 450,000 shares subject to an option to purchase additional shares to cover over-allotments.

                                       1.

to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus, included in the Initial Registration Statement and incorporated by reference in any Rule 462(b) Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto, including any exhibits incorporated by reference in any Rule 462(b) Registration Statement, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or any Rule 462(b) Registration Statement at the time it became effective, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

     (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement;

     (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, as of each Time of Delivery (as hereinafter defined), neither the Registration Statement nor the Prospectus nor any further amendment or supplement thereto made by the Company prior to such Time of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that these representations and warranties shall not apply to any

                                       2.

statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

     (d) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been described or filed as required; the contracts so described in the Prospectus to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable against and by the Company or its subsidiaries in accordance with their respective terms, and are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts except to the extent that such breach or default would not have a material adverse effect on the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

     (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (excluding the grant of stock options under the Company's Amended and Restated 1996 Equity Incentive Plan which in any event have not exceeded the unallocated reserve for such plan as described in the Prospectus) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

     (f) Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary of the Company owns any real property; any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company owns or leases all such properties as are necessary to its operations as now conducted, except where the failure to so own or lease would not result in a material adverse change in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                                       3.

     (g) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

     (h) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of or subject to any preemptive rights, registration rights, co-sale rights or other rights to subscribe for or purchase any securities which have not been waived or satisfied and conform in all material respects to the description of capital stock contained in the Prospectus under the heading "Description of Capital Stock"; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights, registration rights, co-sale rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, options and rights;

     (i) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus under the heading "Description of Capital Stock"; no preemptive rights, registration rights, co-sale rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company or, to the best of the Company's knowledge, the sale of the Selling Shareholders' Firm Shares by the Selling Shareholders pursuant to this Agreement which have not been waived or satisfied; no shareholder of the Company has any right which has not been waived to require the Company to register the sale of any shares of capital stock owned by such shareholder under the Act in the public offering contemplated by this Agreement; and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company or for the sale of the Shares to be sold by the Selling Shareholders as contemplated herein;

     (j) The Company has full corporate power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company, constitutes a

                                       4.

valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

     (k) The issuance and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters;

     (l) There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would, if determined adversely to the Company or its subsidiaries individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to materially adversely affect such business, management, financial position, shareholders' equity or results of operations; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

     (m) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted and which are material to the Company and its subsidiaries, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate if the subject of an unfavorable decision, would be expected to materially and adversely affect the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                                       5.

     (n) Ernst & Young LLP, who have certified certain financial statements of the Company, Ernst and Young, who have certified certain financial statements of the Company in the United Kingdom, and Ernst & Young, who have certified financial statements of the Company in Australia, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (o) The consolidated financial statements and schedules of the Company, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent public accountants named in paragraph (n) above; no other financial statements or schedules are required to be included in the Registration Statement; and the selected financial data set forth in the Prospectus under the captions "Summary Consolidated Financial Information," "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement;

     (p) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their business as now conducted; the Company has no knowledge of any material infringement by the Company or any of its subsidiaries of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and there is no claim being made against the Company or any of its subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

     (q) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries which could materially and adversely affect the business, management, financial position, shareholders' equity or results of operation of the Company and its subsidiaries, taken as a whole ;

     (r) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (s) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

                                       6.

     (t) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;

     (u) The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (v) The Common Stock has been registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Shares have been listed for quotation on the Nasdaq National Market; and

     (w) The Company does not know of any claims for services in the nature of a finder's fee, brokerage fee or otherwise with respect to this offering for which the Company or any of the Underwriters may be responsible.

2. REPRESENTATIONS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

     (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power-of-Attorney and Custody Agreement (collectively, the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

     (b) This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder and each such document constitutes a valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms;

     (c) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Shares by such Selling Shareholder or the consummation by such Selling Shareholder of the transactions on its part contemplated by this Agreement and the Custody Agreement, except such as have been obtained under the Act or the rules and regulations thereunder and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares;

     (d) The sale of the Shares to be sold by such Selling Shareholder hereunder and the performance by such Selling Shareholder of this Agreement and the Custody Agreement and the

                                       7.

consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties is bound or affected, or violate or conflict with any material judgment, ruling, decree, order, statute, Rule or regulation of any court or other governmental agency or body applicable to such Selling Shareholder;

     (e) Such Selling Shareholder has, and at the First Time of Delivery (as defined in Section 5 hereof) will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of Section 8-302 of the Massachusetts Uniform Commercial Code;

     (f) Such Selling Shareholder has the authority to and has executed and delivered a lock-up agreement in the form attached hereto as Annex II or has executed a 365-day lock-up agreement in connection with the Company's initial public offering;

     (g) Such Selling Shareholder has not taken and will not at any time take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares;

     (h) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (i) Such Selling Shareholders has reviewed the Registration Statement and Prospectus and, although such Selling Shareholder has not conducted any further investigation or independently verified the accuracy or completeness of the information contained therein, nothing has come to the attention of such Selling Shareholder that would lead such Selling Shareholder to believe that on the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that, as of its date, the

                                       8.

Prospectus contained and, at each Time of Delivery, contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Each Selling Shareholder represents and warrants that a certificate in negotiable form representing all of the Shares to be sold by such Selling Shareholder has been placed in custody under the Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Custodian (as defined in the Custody Agreement), and that such Selling Shareholder has duly executed and delivered a power-of-attorney, in the form heretofore furnished to you and included in the Custody Agreement (the "Power-of-Attorney"), appointing James L. Bildner and William B. Barton and each of them, as such Selling Shareholder's attorney-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine (subject to the provisions of the Custody Agreement) the purchase price to be paid by the Underwriters to such Selling Shareholder as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

     Each Selling Shareholder specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power-of-Attorney, are to that extent irrevocable. Each Selling Shareholder specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or by the occurrence of any other event. If such Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares to be sold by such Selling Shareholder shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power-of-Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

3. SHARES SUBJECT TO SALE. (a) On the basis of the representations, warranties and agreements of the Company and the Selling Shareholders contained herein, and subject to the

                                       9.

terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Company Firm Shares to the several Underwriters, (ii) each of the Selling Shareholders agree, severally and not jointly, to sell the Selling Shareholders Firm Shares to the several Underwriters, and (iii) each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price per share of $________, the respective number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, (i) the Company agrees to issue and sell the Company Optional Shares to the several Underwriters, and
(ii) each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 450,000 Optional Shares at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you, and the Company otherwise agree in writing, earlier than two or later than three business days after the date of such notice.

4. OFFERING. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

5. CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Adams, Harkness & Hill, Inc. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Shareholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company and the Custodian on behalf of the Selling Shareholders, respectively, in New York Clearing House funds, all at the office of Adams, Harkness & Hill, Inc., 60 State Street, Boston, Massachusetts 02109. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on _____________, 1998 or such other time and date as you and the Company may agree upon in writing, and, with respect to the

                                      10.

Optional Shares, 9:30 a.m., Boston time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such location as you may specify.

6.  COVENANTS OF THE COMPANY.  The Company agrees with each of the Underwriters:

    (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

    (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the

                                      11.

Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158 under the Act);

    (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, without your prior written consent other than (i) the sale of the Shares to be sold by the Company hereunder; (ii) the Company's issuance of options under its Amended and Restated 1996 Equity Incentive Plan and Common Stock under its Employee Stock Purchase Plan and (iii) shares of capital stock issued in connection with the acquisition by the Company of the assets or capital stock of another person or entity, whether directly, through merger or consolidation or otherwise, if the terms of such issuance provide that such shares of capital stock shall not be resold for a period of 90 days following the date of the Prospectus; provided, however, that the Company shall not release any party from such resale restriction without your prior written consent;

    (f) During a period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to grant (i) incentive stock options to purchase shares of Common Stock at a price less than the fair market value of the Common Stock at the time of grant or (ii) nonstatutory stock options to purchase shares of Common Stock at a price less than 85% the fair market value of the Common Stock at the time of grant;

    (g) To furnish to its shareholders as soon as practicable after the end of each fiscal year ending after the date of this Agreement an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

    (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information, concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial

                                      12.

statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its shareholders generally or to the Commission);

    (i) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act;

    (j) To report the use of proceeds from the sale of the Shares in accordance with Rule 463 of the Act; and

    (k) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised within 90 days from the date of the Prospectus.

7.  COVENANTS OF THE SELLING SHAREHOLDERS.   Each of the Selling Shareholders
agree to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares to be sold by such Selling Shareholder hereunder and the fees and expenses, if any, of counsel and accountants retained by such Selling Shareholder. The Company agrees with the Selling Shareholders to pay all costs and expenses incident to the performance of the obligations of the Selling Shareholders under this Agreement (except as set forth above), including, but not limited to, all expenses incident to the delivery of the certificates for the Shares to be sold by the Selling Shareholders, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares to be sold by the Selling Shareholders under the state securities or Blue Sky laws, all filing fees and the reasonable fees and expenses of counsel for the Underwriters payable in connection with the review of the offering of the Shares by the NASD, and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto; provided that each Selling Shareholder agrees to pay or cause to be paid its pro rata share (based on the percentage which the number of Shares sold by such Selling Shareholder bears to the total number of Shares sold) of all underwriting discounts and commissions.

8. EXPENSES. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees and the reasonable fees and expenses of counsel to the Underwriters incident to securing any required review by the NASD of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the

                                      13.

cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 8, Section 10 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall each have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

    (b) Cooley Godward LLP, counsel to the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

    (c) Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus;

         (ii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Description of Capital Stock." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, to the best of such counsel's knowledge, were not issued in violation of any preemptive right, registration right, right of first refusal or other similar right to subscribe for or purchase any securities which have not been waived. The Shares have been duly authorized and when issued and paid for as contemplated by this Agreement will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus under the caption "Description of Capital Stock";

                                      14.

         (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction within the United States in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of public officials and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel provide you with copies of such certificates and shall state that they believe that both you and they are justified in relying upon such certificates);

         (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, to our knowledge, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

         (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings, actions or suits pending or threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company; no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which might be expected to materially adversely affect such general affairs, management, financial position, shareholders' equity or results of operations; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or governmental body;

         (vi) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company;

         (vii) The issuance and sale of the Shares being delivered at such Time of Delivery by the Company and the performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company is a party or by which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) violate the provisions of the Articles of Incorporation or Bylaws of the Company or (iii) violate

                                      15.

any statute or any order, rule or regulation of the State of California or of the United States (except that such counsel need express no opinion as to state securities or Blue Sky laws or as to compliance with the antifraud provisions of federal and state securities laws);

         (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the State of California or of the United States is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares registration of the Common Stock under the Exchange Act, and such consents, approval, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

         (ix) To the best of such counsel's knowledge, there are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described or filed as required;

         (x) The statements under the captions "Management - Stock Option Plans", "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects);

         (xi) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as defined in the Investment Company Act;

         (xii) The Shares have been authorized for inclusion on the Nasdaq National Market, subject to notice of issuance; and

         (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

     Such counsel shall also state that they have participated in discussion with your representatives and those of the Company, and while they have not independently verified and are not passing upon and do not assume the responsibility for, the accuracy, fairness or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to such counsel's attention which gives them reason to believe that, as of its

                                      16.

effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed which is not filed as required.

     Such counsel shall also include a statement in such opinion as to the matters set forth in this paragraph. The Registration Statement has become effective under the Act. To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission nor has any proceeding been instituted or contemplated for that purpose under the Act. The Prospectus has been filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act within the time period required thereby.

     (d) Paul, Hastings, Janofsky & Walker LLP, counsel to the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders; the Custodian has been duly and validly authorized to act as the custodian of the Shares to be sold by each such Selling Shareholder; the performance of this Agreement and the Custody Agreement and the consummation of the transactions therein contemplated by the Selling Shareholders do not, to the knowledge of such counsel, violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to any Selling Shareholder (except that such counsel need express no opinion as to state securities or Blue Sky laws or as to compliance with the antifraud provisions of federal and state securities laws);

To such counsel's knowledge, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for consummation by the Selling Shareholders of the transactions on their part contemplated by this Agreement and the Custody Agreement, except such as have been made or obtained under the Act and as may be

                                      17.

required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares (as to which such counsel need express no opinion) and such as have been obtained or made under the Act or the rules and regulations thereunder;

         (ii) Immediately prior to the date hereof, based solely on the examination of the Company's stock record books and a certificate from each Selling Stockholder, each Selling Shareholder was the sole registered owner of the Shares to be sold by the Selling Shareholder on the date hereof; upon registration of the Shares to be sold by the Selling Shareholder in the names of the Underwriters in the stock records of the Company, assuming the Underwriters purchased such Shares in good faith and without notice of any adverse claim within the meaning of the applicable Uniform Commercial Code, the Underwriters will have acquired the Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company; and

         (iii) Each of this Agreement and the Custody Agreement is a valid and binding agreement of each Selling Shareholder, constitutes a valid and binding obligation of each Selling Shareholder and is enforceable against each Selling Shareholder in accordance with its terms, except insofar as indemnification provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles and limitations on the availability of equitable remedies.

    (e) At 10:00 a.m., Boston time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

    (f) (i) Neither the Company nor any of its subsidiaries have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (excluding the grant of stock options under the Company's Amended and Restated 1996 Equity Incentive Plan which in any event have not exceeded the unallocated reserve for such plan as described in the Prospectus) or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
(i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

    (g) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall

                                      18.

have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities,
(ii) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in your judgment, to affect adversely the marketability of the Shares, or (iii) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in your judgment, has materially and adversely affect the Company's business or earnings and make it impracticable or inadvisable to offer or sell the Shares;

    (h) The Shares to be sold by the Company at such Time of Delivery shall have been accepted for quotation, subject to notice of issuance, on the Nasdaq National Market;

    (i) Each director, executive officer and Selling Shareholder (unless such Selling Shareholder is subject to a 365-day lock-up agreement executed in connection with the Company's initial public offering) shall have executed and delivered to you lock-up agreements in the form attached hereto as Annex II; and

    (j) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you, as to the accuracy of the representations and warranties of the Company and of the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as you may reasonably request.

10.  INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company and James L. Bildner, William G. Barton and George K. Ross (the "Principal Selling Shareholders"), severally and jointly (subject to the last sentence of this Section 10(a)) will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter

                                      19.

for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any of the Principal Selling Shareholders shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein. No Principal Selling Shareholder shall be required to provide indemnification hereunder until the Underwriters or a controlling person seeking indemnification or reimbursement shall have first made a demand for payment on the Company with respect to any such losses, claims, damages, liabilities or expenses, and the Company shall have either rejected such demand or failed to make such requested payment within 30 days after receipt of such demand.

    (b) Each Selling Shareholder (including each Principal Selling Shareholder), severally and not jointly, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) a breach of such Selling Shareholder's representations and warranties contained in Section 2,
(ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred. With respect to each Principal Selling Shareholder, the indemnity agreement in this Section 10(b) is in addition to, and not in lieu of, the indemnity agreement in Section 10(a) hereof.

     (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholders (including the Principal Selling Shareholders) against any losses, claims, damages or liabilities to which the Company or the Selling Shareholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or

                                      20.

alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and the Selling Shareholders (including the Principal Selling Shareholders) for any legal or other expenses reasonably incurred by the Company or the Selling Shareholders in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d)  Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection to the extent prejudiced by failure to notify. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for the settlement of any action or claim affected without its written consent.

     (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders (including the Principal Selling Shareholders) on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative
                                      21.

fault of the Company and the Selling Shareholders (including the Principal Selling Shareholders) on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders (including the Principal Selling Shareholders) on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders (including the Principal Selling Shareholders), respectively, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders (including the Principal Selling Shareholders) on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders (including the Principal Selling Shareholders) and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Selling Stockholder shall be liable for contribution under this Section 10 in circumstances where such Selling Stockholder would not be required to provide indemnification if indemnification were available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Shareholders (including the Principal Selling Shareholders) under this Section 10 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     (g) Notwithstanding anything to the contrary in this Section 10, the liability of each Selling Shareholder (including each Principal Selling Shareholders) under the indemnity

                                      22.

agreements in this Section 10 shall not exceed the total initial public offering price of the Selling shareholders' Firm Shares sold by such Selling Shareholder under this Agreement, less underwriters' discounts.

11.  TERMINATION.

     (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 8 hereof and the indemnity

                                      23.

and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Shares.

13.  EXPENSES OF TERMINATION.  If this Agreement shall be terminated pursuant to
Section 11 hereof, the Company or the Selling Shareholders shall not then be under any liability to any Underwriter except as provided in Section 8 and
Section 10 hereof; but, if for any other reason this Agreement is terminated, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in
Section 8 and Section 10 hereof.

14. NOTICE. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Adams, Harkness & Hill, Inc. on behalf of you as the Representatives; and in all dealing with any Selling Shareholders hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholders made or given by any or all of the Attorneys-in-Fact for such Selling Shareholders.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Adams, Harkness & Hill, Inc., 60 State Street, Boston, MA 02109, Attention: Joseph W. Hammer; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; and if to a Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to James L. Bildner on behalf of the Selling Shareholders at the Company; provided, however, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter's Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.  ADDITIONAL COVENANTS.

     (a) William G. Barton and James L. Bildner each acknowledge to the Underwriters that he is a "15% Class A Holder" as such term is defined in the Articles of Incorporation of the Company.

                                      24.

     (b) The Company represents and warrants to each of the Underwriters that no shareholder of the Company other than William G. Barton or James L. Bildner is a "15% Class A Holder" as such term is defined in the Articles of Incorporation of the Company.

     (c) William G. Barton agrees with the Underwriters that in the event any share or shares of the Company's Class A Common Stock is transferred to him (including transfers by means of a transfer of record or beneficial ownership of one or more Voting Trust Certificates as such term is defined in the Articles of Incorporation of the Company) by any holder or holders of the Company's Class A Common Stock (other than by James L. Bildner or the return of shares placed by William G. Barton in the Voting Trust), then immediately upon such transfer Mr. Barton shall convert all of such transferred shares into shares of the Company's Class B Common Stock. William G. Barton hereby constitutes and appoints the Company as his true and lawful attorney-in-fact, for him and in his name, place and stead, to effect each such conversion, granting unto the Company full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, including the tendering of the stock certificate representing the share or shares of the Company's Class A Common Stock being converted.

     (d) James L. Bildner agrees with the Underwriters that in the event any share or shares of the Company's Class A Common Stock is transferred to him (including transfers by means of a transfer of record or beneficial ownership of one or more Voting Trust Certificates as such term is defined in the Articles of Incorporation of the Company) by any holder or holders of the Company's Class A Common Stock (other than by William G. Barton or the return of shares placed by James L. Bildner in the Voting Trust), then immediately upon such transfer Mr. Bildner shall convert all of such transferred shares into shares of the Company's Class B Common Stock. James L. Bildner hereby constitutes and appoints the Company as his true and lawful attorney-in-fact, for him and in his name, place and stead, to effect each such conversion, granting unto the Company full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, including the tendering of the stock certificate representing the share or shares of the Company's Class A Common Stock being converted.

16.  MISCELLANEOUS.

     (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and the Selling Shareholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company and the Selling Shareholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     (b) Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                                      25.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signors thereof.

                                      26.

     Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Shareholders represents by so doing that he has been duly appointed as Attorney-in-Fact by the Selling Shareholders pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                                    Very truly yours,

                                    TIER TECHNOLOGIES, INC.


                                    By:_____________________
                                    Name:___________________
                                    Title:__________________

                                    THE SELLING SHAREHOLDERS NAMED IN SCHEDULE
                                    II ATTACHED HERETO


                                    By:_____________________
                                    Name:___________________
                                    Title:  Attorney-in-Fact


                                    ________________________
                                         William G. Barton


                                    ________________________
                                         James L. Bildner


                                    ________________________
                                         George K. Ross

Accepted as of the date
hereof at Boston, Massachusetts

ADAMS, HARKNESS & HILL, INC.
NATIONSBANC MONTGOMERY SECURITIES LLC


By:____________________________
  (Adams, Harkness & Hill, Inc.
   on behalf of each of the underwriters)

                                      27.

                                   SCHEDULE I





                                                                             Number of Optional
                                                     Total Number of Firm       Shares to be
                                                         Shares to be       Purchased if Maximum
                                                           Purchased          Option Exercised
                                                     --------------------  ----------------------
Adams, Harkness & Hill, Inc. ..................
NationsBanc Montgomery Securities LLC .........




    Total:.....................................            3,000,000                   450,000


                                  SCHEDULE II

                              SELLING SHAREHOLDERS


                                                       NUMBER OF SELLING SHAREHOLDERS'
         NAME OF SELLING SHAREHOLDER                           FIRM SHARES

         Total                                                  1,225,000

                                    ANNEX I



  Pursuant to Section 9(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

     (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected consolidated financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited consolidated financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

     (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

     (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited consolidated financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believed that:

     (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

     (B) any other unaudited consolidated income statement data and consolidated balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

     (C) the unaudited consolidated financial statements which were not included in the Prospectus but from which were derived any unaudited condensed consolidated financial statements referred to in Clause (A) and any unaudited consolidated income statement data and consolidated balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

     (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the combined long-term debt of the Company and its subsidiaries, or any decreases in combined net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (v) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                    ANNEX II

                 FORM OF LOCK-UP AGREEMENT FOR EXECUTION BY THE
            COMPANY'S OFFICERS, DIRECTORS, AND SELLING SHAREHOLDERS
                  (NOT OTHERWISE SUBJECT TO A ONE-YEAR LOCK-UP
                   AGREEMENT IN CONNECTION WITH THE COMPANY'S
                            INITIAL PUBLIC OFFERING)